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                                                              EXHIBIT 99 (a) (3)

                         NOTICE OF GUARANTEED DELIVERY
                                      for

                           TENDER OF ORDINARY SHARES

          (INCLUDING THOSE REPRESENTED BY AMERICAN DEPOSITARY SHARES)

                                      of

                                   Sema plc

                                      to

                           Schlumberger Investments

                         a wholly-owned subsidiary of

                               Schlumberger N.V.

                   (not to be used for signature guarantees)

 THE OFFER WILL REMAIN OPEN FOR ACCEPTANCE DURING THE INITIAL OFFER PERIOD. THE INITIAL OFFER PERIOD FOR ACCEPTANCES AND WITHDRAWALS WILL EXPIRE AT 3:00 P.M. LONDON TIME, 10:00 A.M. NEW YORK CITY TIME, ON WEDNESDAY, MARCH 21, 2001, UNLESS EXTENDED TO A LATER CLOSING DATE. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF SEMA SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCE OF THE OFFER FROM THE DATE OF THIS ANNOUNCEMENT UNTIL THE SPECIFIED TIME ON THE LAST DAY OF THE INITIAL OFFER PERIOD, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD.


  As set forth in Appendix 1, "Part B: Further Terms of the Offer" in the Offer Document of Schlumberger N.V. dated February 21, 2001 relating to the Offer by Schlumberger Investments to purchase, upon the terms and subject to the conditions set forth in the Offer Document and the accompanying Letter of Transmittal, all outstanding ordinary shares of 10 pence each of Sema plc and all outstanding American Depositary Shares ("Sema ADSs") of Sema, each representing two Sema Shares and evidenced by American Depositary Receipts ("Sema ADRs"), this form or one substantially equivalent hereto must be used for acceptance of the Offer in respect of Sema ADSs, if Sema ADRs evidencing Sema ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis if time will not permit all required documents to reach the US Depositary before the expiration of the Offer. Such form may be delivered by hand or mailed to the US Depositary and must include a signature guarantee by an eligible institution in the form set out herein. See Appendix 1, "Part B: Further Terms of the Offer" in the Offer Document.

                      The US Depositary for the Offer is:

                                Citibank, N.A.

 By First Class Mail:         By Overnight Courier,          By Hand:
                            Certified or Express Mail
                                    Delivery:


 Citibank, N.A. P.O. Box                              Citibank, N.A. Corporate
 685 Old Chelsea Station                                Trust Window 111 Wall
  New York, N.Y. 10113                                  Street, 9th Floor New
                                                          York, N.Y. 10043

                               Citibank, N.A. 915
                             Broadway, 5th Floor New
                                York, N.Y. 10010
  Facsimile Transmission for Eligible    For Confirmation by Telephone: (800)
     Institutions: (212) 505-2248                     270-0808

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  Delivery of this instrument to an address other than as set forth above or transmission of instructions via facsimile to a number other than as set forth above will not constitute a valid delivery to the US Depositary.

  This form is not to be used to guarantee signatures. If a signature or a Letter of Transmittal is required to be guaranteed by an eligible institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

  Acceptance of the Offer (as defined in the Offer Document) in respect of Sema Shares (except insofar as they are represented by Sema ADSs) may not be made with this form.

Ladies and Gentlemen:

  The undersigned accepts the Offer in respect of Sema ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedure set out in Appendix 1, "Part B: Further Terms of the Offer".

  The undersigned understands that the acceptance of the Offer in respect of Sema ADSs pursuant to the guaranteed delivery procedures will not be treated as a valid acceptance for the purpose of satisfying the acceptance condition (as defined in the Offer Document). See Appendix 1, "Part B: Further Terms of the Offer," and paragraph 16(b) of the Letter from Lehman Brothers in the Offer Document. To be counted towards satisfaction of the acceptance condition, Sema ADRs evidencing such Sema ADSs must, before the Initial Closing Date, be received by the US Depositary or, if applicable, timely confirmation of a book-entry transfer of such Sema ADSs into the US Depositary's account at a Book-Entry Transfer Facility pursuant to the procedures set out in Appendix 1, "Part B: Further Terms of the Offer," and paragraph 16 of the Letter from Lehman Brothers in the Offer Document must be received by the US Depositary, together with a duly executed Letter of Transmittal or a facsimile thereof with any required signature guarantees and any other required documents.


  Signature(s):                              Address(es) (Include Zip Code):
  -------------------------------------      --------------------------------
  -------------------------------------      --------------------------------
  Name of Record Holder(s) (Please           --------------------------------
  Type or Print)                             --------------------------------
  -------------------------------------      --------------------------------
  Number of Sema ADSs:                       --------------------------------
  -------------------------------------      Area Codes and Telephone
  Sema ADR No(s). (if available):            Number(s):
  -------------------------------------      --------------------------------
                                             --------------------------------

  Sema ADSs will be tendered by:
  -------------------------------------      If Sema ADSs will be tendered
  Dated:                         , 2001      by book-entry transfer, check
     ---------------------------             box:
                                             [_] The Depository Trust Company
                                             Account Number:
                                             --------------------------------


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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program hereby guarantees that the undersigned will deliver to the US Depositary either Sema ADRs evidencing Sema ADSs with respect to which the Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Sema ADSs into the US Depositary's account at The Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date hereof.


  ----------------------------------      ----------------------------------
  Name of Firm, Agent or Trustee          Authorized Signature
  ----------------------------------      Name:-----------------------------
  Address (Include Zip Code)                          (Please Type or Print)
  ----------------------------------      Title:
                                              ------------------------------
  ----------------------------------      Dated:                      , 2001
                                              -------------------------
  ----------------------------------
  Area Code and Telephone Number

  NOTE: DO NOT SEND SEMA ADRs WITH THIS FORM; SEMA ADRs SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

  This document should not be forwarded or transmitted in or into Australia, Canada or Japan.

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